UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2013

J. C. PENNEY COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation )	1-15274 (Commission File No.)	26-0037077 (IRS Employer Identification No.)

6501 Legacy Drive Plano, Texas (Address of principal executive offices)	75024-3698 (Zip code)

Registrant's telephone number, including area code:  (972) 431-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 4, 2013, J. C. Penney Company, Inc. (the “Company”) received a letter (the “Letter”) dated January 29, 2013 from counsel for an ad hoc consortium of holders of more than 25% of the Company’s 7.4% Debentures due 2037 issued under an Indenture dated April 1, 1994 (the “Indenture”) purporting to be a Notice of Default under the Indenture.  The Company believes that the Letter does not constitute a valid Notice of Default and filed suit on February 4, 2013 in Delaware Chancery Court against U.S. Bank National Association, as Indenture Trustee under the Indenture, seeking injunctive relief and a declaratory judgment that the Company is not in breach of the Indenture.  On March 18, 2013, the Company received a letter from the bondholders’ counsel withdrawing and rescinding the Notice of Default.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. C. PENNEY COMPANY, INC.

By: /s/ Janet Dhillon
      Janet Dhillon
Executive Vice President, General
Counsel and Secretary

Date:  March 20, 2013